                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-13062 of Claxson Interactive Group Inc. on Form F-4 of our Claxson Interactive Group Inc. report dated March 1, 2001, except for Note 3, as to which the date is June 26, 2001, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Miami, Florida
August 15, 2001
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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-13062 of Claxson Interactive Group Inc. on Form F-4 of our Ibero-American Media Partners II, Ltd. and subsidiaries report dated March 1, 2001, except for
Note 13, as to which the date is June 26, 2001, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Miami, Florida
August 15, 2001

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-13062 of Claxson Interactive Group Inc. on Form F-4 of our Playboy TV International, LLC and subsidiaries report dated February 20, 2001, except for
Note 9, as to which the date is June 26, 2001, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Miami, Florida
August 15, 2001

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-13062 of Claxson Interactive Group Inc. on Form F-4 of our Playboy TV Latin America, LLC, Playboy TV B.V. and PTVLA U.S., LLC report dated March 1, 2001, except for Note 6, as to which the date is June 26, 2001, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Miami, Florida
August 15, 2001

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-13062 of Claxson Interactive Group Inc. on Form F-4 of our AEI Collingham Holdings Co. Ltd. report dated March 1, 2001, except for Note 5, as to which the date is June 26, 2001, appearing in the Proxy Statement/ Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Miami, Florida
August 15, 2001

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-13062 of Claxson Interactive Group Inc. on Form F-4 of our Rainbow Heights International, Ltd. report dated March 1, 2001, except for Note 5, as to which the date is June 26, 2001, appearing in the Proxy Statement/ Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Miami, Florida
August 15, 2001

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 4 to Registration Statement No. 333-13062 of Claxson Interactive Group Inc. on Form F-4 of our El Sitio, Inc. and subsidiaries report dated March 1, 2001, except for Note 16, as to which the date is August 7, 2001, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Proxy Statement/Prospectus.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Certified Public Accountants
Miami, Florida
August 15, 2001